Exhibit 10.1

Amendment No. 4 to Option Agreement

This Agreement is (i) Amendment No. 4 dated the 15th day of June, 2010 to the Option Agreement (the "Option Agreement") entered into as of the 5th day of March, 2010 between Sage Gold Inc. ("Sage"), Borealis Mining Company ("BMC") and Gryphon Gold Corporation ("Gryphon"), as amended.

WHEREAS:

A.

Sage, BMC and Gryphon entered into the Option Agreement, as amended, which provides in Section 2.1(b) thereof as follows: "During the Option Period, the Parties will use best efforts to negotiate the terms and conditions of the Joint Venture Agreement in accordance with the Indicative Terms of the Joint Venture Agreement set out in Schedule F, and agree to the form thereof as soon as reasonably practicable, but in no event later than June 15, 2010, and either Party may terminate this Agreement if the terms, conditions and form of the Joint Venture Agreement have not been agreed to by June 15, 2010 (the "JV Agreement Condition")."

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged and upon and subject to the terms and conditions hereafter set out, the parties agree as follows:

1.

 Subject to Section 2 below, from and after the date hereof, Section 2.1(b) of the Option Agreement shall be and it is hereby amended to read as follows:

"During the Option Period, the Parties will use best efforts to negotiate the terms and conditions of the Joint Venture Agreement in accordance with the Indicative Terms of the Joint Venture Agreement set out in Schedule F, and agree to the form thereof as soon as reasonably practicable, but in no event later than July 15, 2010, and either Party may terminate this Agreement if the terms, conditions and form of the Joint Venture Agreement have not been agreed to by July 15, 2010 (the "JV Agreement Condition")."

2.

This Amendment No. 4 shall terminate and be of no effect if Sage shall not complete the purchase of an aggregate of US$200,000 of Units in accordance with the Subscription Agreement on or before June 16, 2010.

3.

All other terms and conditions of the Option Agreement and Subscription Agreement remain unamended and in full force and effect.

This Agreement may be executed in any number of counterparts, each of which will be considered to be an original and together will constitute one and the same document.

IN WITNESS WHEREOF the parties have duly executed this Agreement on date set forth on the first page of this Agreement.

SAGE GOLD INC.

By: __________________________________

Name:
Title:

BOREALIS MINING COMPANY

By: __________________________________

Name:
Title:

GRYPHON GOLD CORPORATION

By: __________________________________

Name:
Title: